SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                 -----------------

                         DWS Commodity Securities Fund


The following information supplements the section of the above-named fund's prospectuses titled "The Fund's Main Investment Strategy"

DWS Commodity Securities Fund (the "fund") intends to gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary is expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary will also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the fund.

The following information supplements the section of the above-named fund's prospectuses titled "Who Manages and Oversees the Fund -- The investment advisor"

The fund may pursue its investment objective, in part, by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor provides investment advisory and other services to the Subsidiary. The Advisor does not receive separate compensation from the Subsidiary for providing it with investment advisory and/or other services. However, the fund pays the Advisor a fee based on the fund's assets, including its investment in the Subsidiary.

The following information supplements the section of the above-named fund's prospectuses titled "Understanding Distributions and Taxes"

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things, derive at least 90% of its income from certain specified



                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
February 18, 2009
DCSF-3603

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sources (such income, "qualified income"). The Subsidiary will invest in commodity-linked swaps and certain other commodity-linked derivatives. The Internal Revenue Service (the "IRS") has issued a ruling that certain income from commodity-linked swaps and certain other commodity-linked derivatives does not constitute qualifying income. However, the IRS has issued letter rulings stating that income received from a wholly-owned subsidiary investing in such instruments would constitute qualifying income. The fund has requested that the IRS issue a private letter ruling to the fund confirming that income derived from the fund's investment in the Subsidiary will constitute qualifying income to the fund. If income derived from the fund's investment in its Subsidiary fails to constitute qualifying income, the fund may fail to qualify as a regulated investment company.

In addition, another requirement for qualifying for the special tax treatment accorded regulated investment companies and their shareholders is that the fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of the Fund's total assets may be invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, so long as the fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in the Subsidiary. Absent this diversification requirement, the fund would be permitted to invest more than 25% of the value of its assets in the Subsidiary.







               Please Retain This Supplement for Future Reference



February 18, 2009
DCSF-3603

Supplement to the currently effective Statement of Additional Information for the listed fund:

DWS Commodity Securities Fund
________________________________________________________________________________

The  following  disclosure   supplements  the  fund's  Statement  of  Additional
Information.

The fund intends to gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary is expected to invest in commodity-linked derivative instruments, such as swaps and futures. In monitoring compliance with its investment restrictions, the Fund will consider the assets of the Subsidiary to be assets of the Fund. The
Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in the SAI) with respect to its investments in commodity-linked swaps and other commodity-linked derivatives.

The following disclosure replaces and supplements similar disclosure under "Taxes" in the fund's Statement of Additional Information.

Tax   Treatment   of   Commodity-Linked   Structured   Notes.   The   status  of
commodity-linked structured notes under tests to qualify as a regulated investment company under the Code is not certain. As described above, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its income from certain specified sources ("qualifying income"). Qualifying income includes (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income deprived from interests in "qualified publicly traded partnerships," as defined above. The Fund has obtained private letter rulings from the IRS confirming that the income and gain arising from certain types of commodity-linked notes in which the Fund invests constitute "qualifying income" under the Code. If the commodity-linked instruments in which the Fund invests are not regarded as producing qualifying income, then the Fund may fail to qualify as a regulated investment company. If the Fund fails to qualify as a regulated investment company, the Fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions to shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits.

Tax Treatment of Shares of the Subsidiary. The IRS has issued a ruling that certain income from commodity-linked swaps and certain other commodity-linked derivatives does not constitute qualifying income, meaning that the Fund may not receive more than 10% of its gross income from direct investments in such instruments. However, the IRS has issued letter rulings stating that income received from a wholly-owned subsidiary investing in such instruments would constitute qualifying income. The Fund has requested that the IRS issue a private letter ruling to the Fund concluding that income derived from the Fund's investment in the Subsidiary will also constitute qualifying income to the Fund. If income derived from the Fund's investment in its Subsidiary fails to constitute qualifying income, the Fund may fail to qualify as a regulated investment company.

In addition, another requirement for qualifying for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of the Fund's total assets may be invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, the Fund may not invest any more than 25% of the value of its assets in the

Subsidiary. Absent this diversification requirement, the fund would be permitted to invest more than 25% of the value of its assets in the Subsidiary.


               Please Retain This Supplement for Future Reference


February 18, 2009